EXHIBIT 99.1

                                CERTIFICATION (1)


Pursuant to Section 906 of the Public Company Accounting Reform and Investor Protection Act of 2002 (18 U.S.C.ss. 1350, as adopted), Raymond J. Smith, Chief Executive Officer and President of Lakeland Industries, Inc. (the "Company"), and James M. McCormick, the V.P and Treasurer, Principal Accounting Officer, of the Company, and Christopher J. Ryan, Executive Vice President and Secretary, each hereby certifies that, to the best of his or her knowledge:

     1. The Company's Quarterly Report on Form 10-Q for the period ended July 31, 2002, and to which this Certification is attached as Exhibit 99.1 (the "PERIODIC REPORT") fully complies with the requirements of
          Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Periodic Report fairly presents, in all material respects the financial condition of the Company at the end of the period covered by the Periodic Report and results of operations of the Company for the period covered by the Periodic Report.


Dated:  September 11, 2002
                                         /s/ Raymond J. Smith
                                         ---------------------------------------
                                         Raymond J. Smith
                                         Chief Executive Officer and President

                                         /s/ James M. McCormick
                                         ---------------------------------------
                                         James M. McCormick
                                         V.P and Treasurer
                                        (Principal Accounting Officer)

                                         /s/ Christopher J. Ryan
                                         ---------------------------------------
                                         Christopher J. Ryan
                                         Executive Vice President, Secretary
                                         and General Counsel

     (1) THIS CERTIFICATION ACCOMPANIES THIS REPORT PURSUANT TO SS. 906 OF THE SARBANES-OXLEY ACT OF 2002 AND SHALL NOT BE DEEMED "FILED" BY THE COMPANY FOR PURPOSES OF SECTION 18 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.